ING PARTNERS, INC.

ING Pioneer High Yield Portfolio

(“Portfolio”)

Supplement dated September 16, 2011

to the Portfolio’s Adviser Class (“Class ADV”)

and Service Class (“Class S”) Prospectus

and Statement of Additional Information (“SAI”)

each dated April 29, 2011

On September 8, 2011, the Board of Directors of ING Partners, Inc. approved a proposal to liquidate and dissolve the Class ADV shares of the Portfolio effective September 8, 2011.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE